                                                                      EXHIBIT 24
                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Officer of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Gary L. Coleman
                                        -------------------------------
                                        Gary L. Coleman, Vice President
                                          & Chief Accounting Officer

                                        Date: March 9, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ J. P. Bryan
                                        -------------------------------
                                        J. P. Bryan, Director
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, William C. Barclift, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Keith A. Tucker
                                        -------------------------------
                                        Keith A. Tucker, Vice Chairman
                                         and Director (Principal Financial
                                         Officer)
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ C. B. Hudson
                                        -------------------------------
                                        C. B. Hudson, Director
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint Keith A. Tucker, William C. Barclift, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ R. K. Richey
                                        -------------------------------
                                        R. K. Richey, Director, Chairman
                                        and Chief Executive Officer
                                        Date: February 26, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Yetta G. Samford, Jr.
                                        -------------------------------
                                        Yetta G. Samford, Jr., Director
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ George J. Records
                                        -------------------------------
                                        George J. Records, Director
                                        Date: February 27, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Joseph W. Morris
                                        -------------------------------
                                        Joseph W. Morris, Director
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Harold T. McCormick
                                        -------------------------------
                                        Harrold T. McCormick, Director
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Joseph L. Lanier, Jr.
                                        -------------------------------
                                        Joseph J. Lanier, Jr., Director
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Louis T. Hagopian
                                        -------------------------------
                                        Louis T. Hagopian, Director
                                        Date: February 28, 1995
                                              -------------------------

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint R. K. Richey, Keith A. Tucker, William C. Barclift,
Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 1994. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

                                        /s/ Joseph M. Farley
                                        -------------------------------
                                        Joseph M. Farley, Director
                                        Date: February 28, 1995
                                              -------------------------